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                                                                    EXHIBIT 10.6
                               SECURITY AGREEMENT

             This Security Agreement (as amended or supplemented from time to time, this "Agreement") is made and entered into as of July 25, 2002 by and between MICROSTRATEGY INCORPORATED, a Delaware corporation (the "Debtor"), and BANK OF AMERICA, N.A., a national banking association (the "Bank").

             1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                     (a) The term "Collateral" means, subject to the limitations set forth herein, the Debtor's time deposit account number 91000042296700 with the Bank, in the amount of $5,552,473.50, and all replacements therefor and renewals and extensions thereof (the "Account"), together with all funds now or hereafter deposited or credited to the Account for any purpose whatsoever, and from any source whatsoever; together with any and all rights of the Debtor in and to the Account, whether now existing or hereafter created or arising, including, without limitation, all rights of the Debtor (i) to receive or to pay any or all of the balance of the Account, whether in money or otherwise and regardless of whether such right may be exercised on demand or at a particular time, (ii) to renew the Account, (iii) to sign any check or other order for the payment of funds from the Account, (iv) to file any suit or claim, or take any other action, in connection with the Account, (v) to receive interest or other income on the Account, and (vi) to transfer all or any portion of, or all or any rights of the Debtor in and to, the Account; together with any and all proceeds of any of the foregoing.

                     (b) The term "Application" means any Application and Agreement for Standby Letter of Credit between the Debtor and the Bank in connection with a letter of credit described on Schedule A hereto (the "Letters of Credit"), and "Applications" means all of said applications.

                     (c) The term "Obligations" means (i) all amounts now or hereafter payable by the Debtor pursuant to the Applications, (ii) all other obligations and liabilities now or hereafter payable by the Debtor under, arising out of or in connection with this Agreement, and (iii) all expenses of the Bank incurred in exercising its rights or performing its duties under this Agreement, including, without limitation, attorneys' fees, which may be advanced for the protection of the Collateral.

                     (d) All terms not otherwise defined, including, without limitation, the terms used to describe the types of Collateral, shall have the meanings assigned to them by the Virginia Uniform Commercial Code.

             2.      Pledge and Grant of Security Interest.

                     (a) To secure the due and punctual payment and performance of all Obligations, the Debtor hereby pledges to the Bank, and grants to the Bank a security interest in, all of the Debtor's right, title and interest in, to and under the Collateral, subject to the terms and conditions of this Agreement.

                     (b) The Debtor and the Bank agree that the amount of the Collateral which the Debtor must maintain in the Account shall not exceed the sum of (i) the outstanding balance of the Letters of Credit and (ii) any amounts drawn under the Letters of Credit for which the Bank has not been reimbursed (whether directly by the Debtor, through the Bank's exercise of rights hereunder or otherwise) (such sum being the "Maximum Collateral Amount"). In the event that at any time, and from time to time hereunder, the amount of the Collateral exceeds the Maximum Collateral Amount, such excess shall no longer be Collateral and the Debtor shall have the right to make withdrawals from the Account, without the consent of the Bank, to the extent of such excess.

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             3.      Representations and Warranties. The Debtor represents and
warrants that:

                     (a) The Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and no other jurisdiction. The name of the Debtor, as it appears on the signature pages hereof, is identical to the Debtor's name as it appears in the official records of said jurisdiction.

                     (b) Upon termination of the credit facility provided by Foothill Capital Corporation to Debtor and certain of its affiliates, the Debtor is the sole owner of, or will become the sole owner of, the Collateral, free from all liens, security interests and encumbrances, except those in favor of the Bank.

                     (c) The Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest in the Collateral.

                     (d) Upon termination of the credit facility provided by Foothill Capital Corporation to Debtor and certain of its affiliates, no financing statement, security agreement or notice of lien covering any of the Collateral has any legal effect in any public office or has been sent to any other person, except those in favor of the Bank.

             4. Covenants. The Debtor covenants and agrees that, so long as any of the Obligations remains outstanding:

                     (a) The Debtor will not change its name, form of entity, or the jurisdiction of its incorporation, unless the Debtor (i) gives the Bank written notice of any such change at least 30 days before such change, and (ii) takes all action the Bank may request to preserve, perfect, confirm and protect the security interest granted hereby. In no event will any such change be made if such change would cause the security interest granted hereby to lapse or cease to be perfected.

                     (b) The Debtor will allow the Bank to file such financing statements and other documents and perform such acts as the Bank may require (including, without limitation, delivery of possession of any instrument, such as a certificate or passbook, indispensable to the use of the Collateral, to the Bank in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer) to create and perfect the security interest, granted herein and will pay all filing and recording costs in connection therewith.

                     (c) Subject to Section 2(b) hereof, the Debtor (i) will not make, attempt to make, or authorize the making of, any withdrawal from the Account and (ii) agrees that it will have no authority to do so.

                     (d) The Debtor will keep the Collateral free from any adverse lien, security interest or encumbrance, will pay promptly all taxes and assessments with respect thereto, and will not use the Collateral illegally or in violation of any of the Bank's rules or regulations governing the Account.

                     (e) The Debtor will keep accurate books, records and accounts with respect to the Collateral, and with respect to the business of the Debtor, and will make the same available to the Bank at its reasonable request for examination, inspection, taking extracts therefrom and making photocopies thereof.

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             (f)  The Debtor is not, and will not be, in violation of any statute, rule, regulation, or ordinance of any governmental entity which violation materially and adversely affects the Collateral or the Debtor's business, property, assets, operations, or condition, financial or otherwise.

         5.  Default; Remedies.

             (a) Each of the following shall, if not cured within five (5) days after Debtor's receipt of written notice thereof from the Bank, constitute a default ("Default") under this Agreement: (i) any default in the performance or observance of, or under the terms of, any warranty, covenant or other provision of this Agreement or any Application, or in the payment of any amount secured by this Agreement; or (ii) the issuance or service of any attachment, levy, garnishment, tax lien or similar process against property of the Debtor that includes the Account.

             (b) Upon the occurrence of a Default, in addition to all other remedies available to the Bank, the Bank may (i) without notice to the Debtor, withdraw all or a portion of the balance of the Account and apply the same to the payment in full of the Obligations; and (ii) exercise any and all of the rights and remedies available upon default to a secured party under the Virginia Uniform Commercial Code. Any requirements for reasonable notice shall be met if such notice is mailed, postage prepaid, to the Debtor at the Debtor's address as indicated in this Agreement or at such other address of which the Bank shall have received notice, at least five (5) days prior to the time of sale, disposition or other event or thing giving rise to the requirement of notice.

         6.  Other Rights of the Bank.

             (a) If the Debtor at any time fails to perform or observe any covenant or condition of this Agreement, the Bank may, but need not, perform or observe such covenant or condition on behalf of the Debtor, and may, but need not, take any and all other actions which the Bank may reasonably deem necessary to cure or correct such failure to protect its interests in the Collateral (including, without limitation, the payment of taxes and the satisfaction of liens or encumbrances), and the Debtor shall pay the Bank on demand the amount of all moneys expended, including reasonable attorneys' fees, in connection with the Bank's performing or observing such covenants or conditions or taking such actions, together with interest thereon at the rate provided in the Applications.

             (b) Subject to Section 2(b) hereof, the Bank may hold the Collateral, until the obligations of the Bank under the letters of credit issued pursuant to the Applications are terminated or cancelled, to secure the reimbursement to the Bank by the Debtor of payments by the Bank under said letters of credit.

             (c) In no event shall the Bank have any duty to exercise any rights or take any steps to preserve the rights of the Debtor in any Collateral in the Bank's possession other than to maintain the Account as designated herein. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Bank accords its own property.

             (d) The Debtor hereby irrevocably constitutes and appoints the Bank, with full power of substitution, as its true and lawful attorney-in-fact with irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in its own name from time to time in the Bank's discretion for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement.

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         7.  Miscellaneous.

             (a) THE DEBTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS ASSIGNMENT, WHETHER SUCH SUIT, ACTION, PROCEEDING, OR COUNTERCLIAM IS INSTITUTED BY THE BANK, THE DEBTOR OR ANY OTHER PARTY.

             (b) Each of the Bank and the Debtor irrevocably (i) submits to the jurisdiction of any Virginia state court or federal court sitting in the state of Virginia with respect to any suit, action, or proceeding relating to this Agreement; (ii) waives any objection which it may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum; (iii) waives the right to object that any such court does not have jurisdiction over it; and (iv) consents to the service of process in any such suit, action, or proceeding by the mailing of copies of such process to it by certified mail at the address indicated in this Agreement or at such other address of which the Bank or Debtor, as the case may be, shall have received notice. Nothing in this paragraph shall affect the Bank's or the Debtor's right to serve process in any other manner permitted by law or to bring proceedings against the Debtor in any other court having jurisdiction.

             (c) The rights and remedies of the Bank under this Agreement, the Applications, and applicable law shall be cumulative and concurrent, and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Bank of any or all such other rights or remedies, including, without limitation, any right of setoff of the Bank. In the event any provision of this Agreement conflicts with any provision of any other agreement between the Debtor and the Bank with respect to the Account (including, without limitation, the Bank's deposit agreement), then the provision of this Agreement shall control. In the event any provision of this Agreement is held to be invalid, illegal, or unenforceable for any reason, then such provision only shall be deemed null and void and shall not affect any other provisions of this Agreement, which shall remain effective. No modification or waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the Bank and the Debtor, and any such waiver shall be effective only in the specific instance and for the specific purpose for which it is given. The failure of the Bank to exercise its right to elect any option or remedy, in any one or more instances, or the acceptance by the Bank of partial payments or partial performance, shall not constitute a waiver of any Default or the right to elect any option or remedy at any time. The nouns, pronouns, and verbs used in this Agreement shall be construed as being of such number and gender as the context may require.

             (d) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

             (e) The section headings in this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement. This Agreement and the Applications (i) constitute the final, exclusive and complete understanding and agreement of the Debtor and the Bank and (ii) supercede all prior oral or written agreements between the Debtor and the Pledgor, with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the undersigned have each caused this Security Agreement to be duly executed and delivered as of the date first set forth above.

                           DEBTOR

                           MICROSTRATEGY INCORPORATED

                                  /s/ Eric F. Brown
                           ----------------------------------------------------
                           Name:            Eric F. Brown
                           Title:           President & CFO

                           Address:         MicroStrategy Incorporated
                                            1861 International Drive
                                            McLean, VA 22102
                                            Attn: Chief Financial Officer

                           BANK

                           BANK OF AMERICA, N.A.



                                  /s/ Michael J. Landini
                           ----------------------------------------------------
                           Name:            Michael J. Landini
                           Title:           Senior Vice President

                           Address:         Bank of America, N.A.
                                            1101 Wootton Parkway
                                            Rockville, MD 20852
                                            Attn: Michael Landini

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                                   Schedule A

                              The Letters of Credit

Number             Date              Amount                Beneficiary

932816      September 17, 1998  $  250,000.00    Prentiss Properties Acquisition
                                                 Partners

934631      May 27, 1999        $  500,000.00    Tycon Tower I Limited
                                                 Partnership

3022162     August 9, 2000      $4,802,473.50    Tysons Corner Property L.L.C.